UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2022 (September 23, 2022)

Cohn Robbins Holdings Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39454	98-1547852
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 N. West Street, Suite 1200 Wilmington, DE	19801
(Address of principal executive offices)	(Zip Code)

(302) 295-4937
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary share and one-third of one redeemable warrant	CRHC.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	CRHC	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CRHC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Termination Agreement

As previously disclosed, Cohn Robbins Holdings Corp., a Cayman Islands exempted company, (the “Company”) entered into a business combination agreement, dated January 20, 2022 (as amended by the Amendment to the Business Combination Agreement, dated as of August 29, 2022), by and among the Company, Allwyn AG (f/k/a SAZKA Entertainment AG), a Swiss stock corporation (Aktiengesellschaft) (“Allwyn”), Allwyn Entertainment AG, a Swiss stock corporation (Aktiengesellschaft) (“Swiss NewCo”), Allwyn US HoldCo LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Swiss NewCo (“US HoldCo”), and Allwyn Sub LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of US HoldCo (the “Business Combination Agreement”).

On September 23, the Company and Allwyn entered into a Termination Agreement (the “Termination Agreement”) by which the Company and Allwyn irrevocably agree and consent to terminate the Business Combination Agreement pursuant to Section 11.1(a) of the Business Combination Agreement, with such termination, for the avoidance of doubt, having the effect set forth in Section 11.2 of the Business Combination Agreement.

A copy of the Termination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1, and is incorporated herein by reference, and the foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement.

Item 7.01 Regulation FD Disclosure

On May 16, 2022, the Company and Allwyn issued a joint press release (the “Press Release”) announcing the execution of the Termination Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Termination Agreement
99.1	Press Release, dated as of September 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohn Robbins Holdings Corp.

Date: September 26, 2022

	By:	/s/ Clifton S. Robbins
	Name:	Clifton S. Robbins
	Title:	Co-Chairman